UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2011

JEFFERSON BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Tennessee	0-50347	45-0508261
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 Evans Avenue, Morristown, Tennessee   37814
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (423) 586-8421

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07                      Submission of Matters to a Vote of Security Holders

The annual meeting of shareholders of Jefferson Bancshares, Inc. (the “Company”) was held on October 27, 2011.  The final results for each of the matters submitted to a vote of shareholders at the annual meeting are as follows:

1.	The following individual was elected as a director of the Company, to serve for a three year term or until his successor is elected and qualified, by the following vote:

	FOR	WITHHELD	BROKER NON-VOTES
William T. Hale	3,122,052	391,457	1,669,498

2.
The appointment of Craine, Thompson & Jones, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2012 was ratified by the shareholders by the following vote:

FOR	AGAINST	ABSTENTIONS
5,057,046	125,474	487

There were no broker non-votes on the proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JEFFERSON BANCSHARES, INC.

Date: October 31, 2011	By:	/s/ Anderson L. Smith
Anderson L. Smith
President and Chief Executive Officer